CSFB 04-8

Group 12

Pay rules

1.

Pay the NAS Priority Amount to the 12N1

2.

Pay, pro-rata, to the 12S1-12S7 and the 12F1 in that order until retired.

3.

Pay to the 12L1 until retired.

4.

Pay to the 12N1 until retired.

Notes

Pxing Speed =  325 PSA

Nas Bonds – =12N1 standard Nas bond, 60 mos of hard lockout.

o

**Apply shift to both sched prin and prepay prin

o

Nas Priority Amount = (Nas% x Shift%) x (sched + prepays)

o

Shift % = Standard Shift Schedule

o

Nas % = (12N1 balance) / (Group 12 Non PO Balance)

Floaters:

12F1 – 1ML + 0.35%, 7.5 cap , .35 floor, 0 day delay, initial libor – 2.1%

Inverses:

12I1 – 7.15% - 1ML , 7.15% Cap, 0 Floor, 0 day delay, intial libor – 2.1%
Notional: 12F1

Settlement = 11/30